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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 1996

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1996, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1996-2)

                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)

     United States                    333-4492                  36-1414142
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                      60181
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (708) 916-4000

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates, Sub-Pool 1 and Sub-Pool 2

     On June 19, 1996, a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1996-2 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of June 1, 1996, among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On June 27, 1996, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $36,143,509.65 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $20,481,138.71 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 27, 1996, between the Depositor and the Trustee (the "June 27 Instrument"). Attached to the June 27 Instrument is the Mortgage Loan Schedule with respect to each Sub-Pool listing the related Subsequent Mortgage Loans that are the subject of such June 27 Instrument.

     On July 18, 1996, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $17,336,661.21 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $11,159,673.45 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated July 18, 1996, between the Depositor and the Trustee (the "July 18 Instrument"). Attached to the July 18 Instrument is the Mortgage Loan Schedule with respect to each Sub-Pool listing the related Subsequent Mortgage Loans that are the subject of such July 18 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

     4.3 Subsequent Transfer Instrument, dated July 18, 1996, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SUPERIOR BANK FSB

                                         By:  /s/ William C. Bracken
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                                         Name:  William C. Bracken
                                         Title: Senior Vice President and
                                                Chief Financial Officer

Dated:  July 18, 1996

                                 EXHIBITS TABLE

     4.3 Subsequent Transfer Instrument, dated July 18, 1996, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.